Exhibit 10.1

FIRST AMENDMENT TO THE AVROBIO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

This First Amendment (this “Amendment”) to the AVROBIO, Inc. 2018 Stock Option and Incentive Plan (the “Plan”), of AVROBIO, Inc. (the “Company”) is effective as of the date of approval by the Company’s stockholders (the “Effective Date”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Plan.

As of the Effective Date, the Plan shall be amended as follows:

1.	Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

(a)Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 6,349,279 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on each of January 1, 2021 and January 1, 2022, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 4 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares as determined by the Administrator (the “Annual Increase”). For purposes of this limitation, the shares of Stock underlying any Awards under the Plan and under the Company’s Amended and Restated 2015 Stock Option and Grant Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) (including, for the avoidance of doubt, any such shares of Stock that are subject to such treatment between April 16, 2020 and the Effective Date) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on each of January 1, 2021 and January 1, 2022 by the lesser of the Annual Increase for such year or 19,047,837 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

2.	Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[signature page to follow]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AVROBIO, INC.

By:	/s/ Geoff MacKay
Name: Geoff MacKay
Title: CEO and President

BIO AVROBIO ANNUAL MEETING OF AVROBIO, INC. Date: Thursday, June 4, 2020 Time: 8:00 a.m. (Eastern Time) Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AVRO for more details. Please make your marks like this: È Use dark black pencil or pen only The Board of Directors Recommends a Vote FOR the nominees listed in proposal 1. 1: To elect two class II directors named below to hold office until the 2023 Annual Meeting of Stockholders. Nominees: For Withhold 01 Ian Clark ‘ ‘ 02 Annalisa Jenkins ‘ ‘ The Board of Directors Recommends a Vote FOR proposal 2. For Against Abstain 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. ‘‘ ‘ The Board of Directors Recommends a Vote FOR proposal 3. For Against Abstain 3: To approve an amendment to the AVROBIO, Inc. 2018 Stock Option and Incentive Plan. ‘‘ ‘ TO ATTEND the Annual Meeting, please visit www.proxydocs.com/AVRO for virtual meeting registration details. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ‘ No ‘ Please separate carefully at the perforation and return just this portion in the envelope provided. Annual Meeting of AVROBIO, Inc. to be held virtually on Thursday, June 4, 2020 at 8:00 a.m. (Eastern Time) for Holders as of April 6, 2020 This proxy is being solicited on behalf of the Board of Directors VOTE BY: INTERNET TELEPHONE Go To Call www.proxypush.com/AVRO 866-430-8290 • Cast your vote online. OR • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. MAIL • • Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions. • View Meeting Documents. OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Geoff MacKay, Erik Ostrowski and Steven Avruch, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of AVROBIO, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEM 2 AND 3 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. PROXY TABULATOR FOR AVROBIO, Inc. c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

AVRO BIO  Proxy for Annual Meeting of Stockholders to be held virtually on Thursday, June 4, 2020 at 8:00 a.m. (Eastern Time) This proxy is being solicited on behalf of the Board of Directors Please vote, date and sign this Proxy on the other side and return it in the enclosed envelope. The undersigned hereby appoints Geoff MacKay, Erik Ostrowski and Steven Avruch, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of AVROBIO, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEM 2 AND 3 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. Please separate carefully at the perforation and return just this portion in the envelope provided.